UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2010

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On June 7, 2010, Ferrellgas, L.P. (the "Company") and its wholly-owned subsidiary Ferrellgas Finance Corp. (together, the "Issuers") commenced an offer to exchange $300 million principal amount of the Issuers' 9.125% Senior Notes due 2017, which have been registered under the Securities Act of 1933, as amended, for a like principal amount of the Issuers' outstanding and unregistered 9.125% Senior Notes due 2017, which were issued on September 14, 2009 in a private placement. Ferrellgas, L.P. and Ferrellgas Finance Corp. are acting as co-obligors and co-issuers of the new notes.

The offer is being made pursuant to the terms and conditions included in Ferrellgas, L.P.’s and Ferrellgas Finance Corp.’s prospectus dated June 7, 2010. The terms of the new notes are substantially identical to the terms of the notes for which they are being exchanged, except that transfer restrictions generally do not apply to the new notes. The exchange offer will expire at 5:00 p.m., New York City time, on July 7, 2010, unless extended. A copy of the press release announcing the commencement of the exchange offering is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number Description

99.1 Press Release of the Issuers dated June 7, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

June 8, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Partners Finance Corp.

June 8, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.

June 8, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Senior Vice President and Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer) of Ferrellgas, Inc., the general partner

Ferrellgas Finance Corp.

June 8, 2010	By:	/s/ J. Ryan VanWinkle

Name: J. Ryan VanWinkle
Title: Chief Financial Officer and Sole Director

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Issuers dated June 7, 2010.